UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 29, 2016

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street

New York, New York 10014

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2016 Annual Meeting of Stockholders of WebMD Health Corp. (the “2016 Annual Meeting”), held on September 29, 2016, stockholders of WebMD: (i) elected the two nominated Class II directors; (ii) voted, on an advisory basis, to approve WebMD’s executive compensation; and (iii) ratified the appointment of Ernst & Young LLP as WebMD’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The results of the voting were as follows:

Proposal 1 — To elect as Class II directors for a three-year term:

Jerome C. Keller	— Votes FOR	29,944,132
	— Votes AGAINST	340,869
	— Abstentions	48,767
	— Broker non-votes	6,451,667

Stanley S. Trotman, Jr.	— Votes FOR	28,663,615
	— Votes AGAINST	1,622,113
	— Abstentions	48,040
	— Broker non-votes	6,451,667

Proposal 2 — Advisory vote to approve WebMD’s executive compensation (commonly referred to as a Say-on-Pay Vote):

Votes FOR:	20,462,765
Votes AGAINST:	9,788,382
Abstentions:	82,621
Broker non-votes:	6,451,667

Proposal 3 — To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as our independent auditor for the fiscal year ending December 31, 2016:

Votes FOR:	36,615,678
Votes AGAINST:	123,444
Abstentions:	46,313
Broker non-votes:	0

The record date for the determination of stockholders entitled to vote at the 2016 Annual Meeting was August 8, 2016. The amounts reported above represent the voting instructions, with respect to each of the Proposals, received from stockholders who held shares on that record date. Between that record date and the meeting date, WebMD repurchased 451,795 shares of its Common Stock pursuant to its existing stock repurchase program, and the repurchased shares were deposited in treasury. As disclosed in the Proxy Statement with respect the 2016 Annual Meeting filed by WebMD with the Securities and Exchange Commission on August 15, 2016, shares owned by a Delaware corporation on the date of a stockholder meeting are not entitled to vote at that stockholder meeting under Delaware law, even if those shares were outstanding on the record date for the meeting and received proxy cards they could use to submit voting instructions. Since it was not practicable for WebMD to trace the voting instructions that applied to specific shares it had repurchased, WebMD made the assumption, in determining the results of voting at the 2016 Annual Meeting, that all 451,795 repurchased shares had voted FOR each of the nominees and FOR each of Proposals 2 and 3. With respect to the director elections, the shares providing instructions to vote FOR each of the nominees exceeded by more than 451,795 the shares providing instructions to vote AGAINST such nominee; and, with respect to each of Proposals 2 and 3, the shares providing instructions to vote FOR the respective proposals exceeded by more than 451,795 the sum of the shares providing instructions to vote AGAINST and instructions to ABSTAIN. Accordingly, the two nominees were each elected and Proposals 2 and 3 were each approved by WebMD’s stockholders legally entitled to vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: September 30, 2016	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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